Rule 497(e)
Registration No. 333-141917
1940 Act File No. 811-22045

WISCONSIN CAPITAL FUNDS, INC.

Plumb Balanced Fund • Plumb Equity Fund

Supplement Dated October 16, 2007 to
Prospectus Dated May 24, 2007

Wisconsin Capital Funds Investment Company Act File Number

The back cover of the Funds’ prospectus dated May 24, 2007 is hereby amended to add the following: “Investment Company Act Number 811-22045”.

STATEMENT OF ADDITIONAL INFORMATION
May 24, 2007
(as supplemented through October 16, 2007)

PLUMB BALANCED FUND
PLUMB EQUITY FUND
1200 John Q. Hammons Drive
2nd Floor
Madison, Wisconsin 53717
Telephone: 1-866-987-7888

This Statement of Additional Information ("SAI") contains detailed information about the Plumb Balanced Fund and the Plumb Equity Fund. This SAI is not a prospectus and should be read in conjunction with the Fund Prospectus (the "Prospectus") dated May 24, 2007. The Prospectus may be obtained, without charge, by contacting Wisconsin Capital Funds, Inc. at the address or one of the telephone numbers listed above.

TABLE OF CONTENTS

FUND HISTORY	2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS	2

INVESTMENT RESTRICTIONS	10

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS	12

MANAGEMENT	13

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES	20

DISTRIBUTION OF SHARES	23

PORTFOLIO TRANSACTIONS AND BROKERAGE	25

TAXES	27

CAPITAL STOCK AND OTHER SECURITIES	28

FINANCIAL STATEMENTS	28

FUND HISTORY

Wisconsin Capital Funds, Inc. (the "Funds") is a Maryland corporation incorporated in 2007 and registered as an open-end, diversified management investment company un-der the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a series of Wisconsin Capital Funds, Inc. The Funds commenced operations on the date of this Statement of Additional Information. The investment advisor of the Funds is Wisconsin Capital Management LLC (the "Advisor"). The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the "Distributor").

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event a Fund engages in this activity, Wisconsin Capital Management, LLC (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements. This limitation does not apply to a Fund's investments in repurchase agreements of the cash collateral received from the Fund's securities lending activity.

When-Issued Transactions

Each Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be earmarked specifically for the settlement of such commitments. A Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. The Funds currently do not intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the participating Fund's net assets would consist of when-issued securities.

Illiquid Securities

No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

Variable Rate Demand Notes

Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the participating Fund may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

Mortgage-Backed Securities

Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the se-curities.

The Government National Mortgage Association ("GNMA") is the principal gov-ernment guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities that may be purchased by a Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Fund's potential price gain in response to falling interest rates, reduce the Fund's yield, or cause the Fund's share price to fall. When interest rates rise, the effective duration of a Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates and its potential for price declines. The Funds presently do not intend to purchase mortgage-backed securities and other asset-backed securities if, after such purchase, more than 5% of the Fund's net assets would consist of such securities.

Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of the participating Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (IPOs), although the Funds have no plans to do so in the immediate future. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the portion of the Fund's assets that it invests in IPOs at any given time and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

High Yield Debt Securities

Each Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are non-rated or rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund participating in a short sale will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds will not effect a short sale if, as a result, the aggregate value of all of the particular Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

A Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Funds will not invest in option or futures contracts if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by the Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index is the same as a stock option except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration.

Investments in Exchange-Traded Funds and Exchange-Traded Limited Partnerships

Each Fund may invest in securities of exchange-traded funds ("ETFs") and exchange-traded limited partnerships ("ETLPs"). ETFs and ETLPs are similar to traditional mutual funds and limited partnerships, respectively, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF or an ETLP generally presents the same primary risks as an investment in a traditional mutual fund or limited partnership, such as the risk that the prices of the securities owned by the ETF or the ETLP, as the case may be, will go down.

In addition to the risks described above, an investment in an ETF or ETLP is also subject to the following risks that do not apply to an investment in a traditional mutual fund or limited partnership: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF's or ETLP's securities may not develop or be maintained; or (3) trading of an ETF's or ETLP's securities may be halted if the listing exchange's officials deem such action appropriate, the shares or interests are delisted from the exchange, or the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halt trading in general.

A Fund's investment in an ETF or ETLP is subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund's purchase of ETF shares is subject to the limitations on the Fund's investment in other investment companies. See "Investment Restrictions" in this Statement of additional information.

Investments in Other Investment Companies

An investment by a Fund in another Funds may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

Portfolio Turnover

Because the Funds first began offering their shares on the effective date of this Statement of Additional Information, they have no historic portfolio turnover information to report. However, we expect that the portfolio turnover rate for the Balanced Fund ordinarily will be in the range of 25% to 65% annually, and for the Equity Fund ordinarily will be in a range from 25% to 75% annually.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

(6) Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

(7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another Funds, investing more than 10% of its total assets in securities of such Funds and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another Funds.

(8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

In addition to the foregoing restrictions, the Funds' Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

(a) purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b) participate on a joint or joint-and-several basis in any securities trading account.

(c) invest more than 15% of its net assets in illiquid securities.

(d) effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

(e) purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Shares of the Funds are offered and sold to the public directly or through the Distributor without a sales charge at the net asset value per share next determined after the purchase order has been received by the Funds' transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

The Funds' net asset values are determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds' Board of Directors. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes in which the Balanced Fund may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

MANAGEMENT

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors. The Advisor is delegated responsibility for each Fund's investment management, and the officers are delegated responsibility for the Fund's operations. The Board of Directors meets regularly to review each Fund's performance and expenses and other operational matters. The Board elects the officers and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds' Rule 12b-1 Distribution Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds' business. The policy of the Board is that 75% of the directors must not be "interested persons" of the Funds (within the meaning of the 1940 Act).

Information pertaining to the Directors and officers of the Funds is set forth below. Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 1200 John Q. Hammons Drive, 2nd Floor, Madison, Wisconsin 53717.

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

Independent Directors:

Patrick J. Quinn Birth date: September 13, 1949	Director	Since 2007	President and Chairman of the Board of Ayres Associates (professional civil engineering firm) since April 2000.	National Presto Industries since May 2001.

Jay Loewi Birth date: March 1, 1957	Director	Since 2007	President of QTI Professional Staffing, Inc. since 1992; President QTI Human Resources, Inc. since 1997; President QualiTemps, Inc. since 1992; President QTI Consulting, Inc. since 1997.	None.

Jeffrey B. Sauer Birth date: March 10, 1943	Director	Since 2007	Assistant to the Commissioner of Western Collegiate Hockey Association since 2002.	None.

Interested Directors and Officers

Thomas G. Plumb(2) Birth date: July 29, 1952	Director, Chairman, President and Chief Executive Officer	Since 2007	President of Wisconsin Capital Management, LLC since January, 2004; President of Thompson Plumb Trust Company; Vice President of Thompson Plumb and Associates (investment advisor) until March, 2005.	None

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

Timothy R. O'Brien Birth date: June 8, 1959	Chief Financial Officer and Treasurer	Since 2007	Principal, Vice President and Portfolio Manager for Wisconsin Capital Management, LLC since 2004; prior thereto, Portfolio Manager and Research Analyst for Wisconsin Capital Management, LLC.	None

Connie M. Redman Birth date: February 27, 1966	Chief Compliance Officer	Since 2007
Vice President, Chief
Compliance Officer,
Human Resources Manager and Corporate Sec-
retary of Wisconsin
Capital Management,
LLC since October,
2005; Vice President,
Human Resources Manager and Corporate Secretary of Wisconsin
Capital Management,
LLC from January, 2004
through October, 2005;
prior thereto Human
Resources Manager and
Corporate Secretary of
Wisconsin Capital
Management, LLC.
None

David B. Duchow Birth date: January 31, 1968	Vice President	Since 2007	Principal, Vice President and Portfolio Manager for Wisconsin Capital Management, LLC since 2004; prior thereto, Portfolio Manager and Research Analyst for Wisconsin Capital Management, LLC.	None

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

Clint A. Oppermann Birth date: August 9, 1970	Secretary	Since 2007	Principal, Vice President and Director of Research for Wisconsin Capital Management, LLC since 2004; prior thereto, Research Analyst for Wisconsin Capital Management, LLC.	None

(1)
Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Thomas G. Plumb is an "interested person" of the Funds by virtue of his positions with the Funds and the Advisor.

Board Committees

The Board of Directors of the Funds have an audit committee and a nominating committee. The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds' annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of Jay Loewi (Chair), Patrick J. Quinn and Jeffrey B. Sauer, none of whom is an "interested" person of the Funds. Jay Loewi has been determined by the Board to be an audit committee financial expert.

The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Funds must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" of the Funds must be made and approved by the nominating committee. The nominating committee consists of Jeffrey B. Sauer (Chair), Jay Loewi and Patrick J. Quinn.

Director Compensation

Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Directors who are not so affiliated with the Advisor are entitled to receive as compensation for their services an annual retainer fee in an amount equal to $10,000. Presently no Directors receive any additional fee for attending meetings of the Board or of any Board committees. However, Directors who are not affiliated with the Advisor receive reimbursement for reasonable travel, meals and lodging expenses incurred in connection with their attendance at meetings.

Director Ownership of Fund Shares

Because the Funds are first offering its shares on the effective date of this Statement of Additional Information, no Director owns shares of any Fund as of the date of this Statement of Additional Information.

Material Transactions with Independent Directors

No director who is not an interested person of the Funds, or his or her immediate family members, owned beneficially or of record, as of the date of this Statement of Additional Information, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No director who is not an interested person of the Funds, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $60,000. In addition, no director who is not an interested person of the Funds, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Funds; an officer of the Funds; an Funds (or an entity that would be an Funds but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an Funds (or an entity that would be an Funds but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Funds, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Code of Ethics for Personal Trading

The Funds and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Funds and the Advisor to invest in securities including securities that may be purchased or held by a Fund, subject to certain exceptions and pre-clearance procedures.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Funds have established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Funds file with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Funds are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Funds to determine how to vote proxies. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ended June 30 will be made available annually within sixty (60) days of June 30 as follows:

•	Without charge, upon request, by calling 1-866-987-7888;

•	On the Funds' website at www.plumbfunds.com; and

•	On the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

The Funds believe that portfolio holdings information constitutes material, non-public information. Accordingly, the Funds have adopted a policy limiting disclosure of each Fund's portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Funds' website thirty (30) days after the end of such quarter. Lists of each Fund's portfolio holdings is also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about each Fund's portfolio holdings may also be disclosed to the Fund's advisor, distributor, transfer agent, custodian, independent auditor and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Fund. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Funds (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media and others of particular stocks, industries or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Funds' policy regarding disclosure of portfolio holdings is attached hereto as Exhibit B.

Within three to four business days at the close of each fiscal quarter, the Funds will include their respective top ten portfolio holdings in a fact sheet which will be distributed to shareholders and prospective investors and included on the Fund's website at www.plumbfunds.com.

In addition to the foregoing disclosures, each of the third party service providers to the Funds listed below may receive information concerning the Funds’ portfolio holdings, with no lag time in connection with performance of their services to the Funds: (1) Wisconsin Capital Management, LLC (serves as the Funds’ investment adviser); (2) US Bank, National Association (serves as the Funds’ custodian); (3) US Bancorp Fund Services, LLC (serves as the Funds’ administrative, fund accounting, and transfer agent); (4) Cohen Fund Audit Services, Ltd. (serves the as the Fund’s Independent Registered Public Accounting Firm); and (5) Quarles & Brady LLP (counsel for the Funds).

The Funds file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-866-987-7888, or on the Funds' website at www.plumbfunds.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds will post their entire securities portfolios on their website (www.plumbfunds.com) concurrent with filings on Form N-CSR and Form N-Q.

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

Wisconsin Capital Management, LLC serves as the investment advisor for each Fund pursuant to an Advisory Agreement. The Advisor manages the investment and reinvestment of each Fund's assets subject to the supervision of the Funds' Board of Directors. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy and restrictions.

The Advisory Agreement pursuant to which the Advisor is retained by each Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 0.65% of the Fund's average daily net assets. The Advisor earned no fees for serving as the investment advisor and administrator for each Fund during the last three fiscal years because it did not commence operations until the date of this Statement of Additional Information.

The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to the Funds or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Information About Portfolio Managers

Thomas G. Plumb leads a team of portfolio managers for each Fund, which includes, beside himself, David B. Duchow, Timothy R. O'Brien and Clint A. Oppermann.

Thomas G. Plumb serves as the Advisor's President and Chief Executive Officer. Mr. Plumb is the indirect owner of all of the outstanding shares of capital stock of WCM, Inc., the manager of the Advisor, which has control and authority over the management and operation of the Advisor. Mr. Plumb controls the Advisor through his indirect ownership of WCM, Inc., and he shares in the allocation of the Advisor's profits and cash distributions with certain other principles/portfolio managers of the firm.

Portfolio manager compensation is comprised primarily of a market-based salary and profit-sharing compensation arrangement. Overall the profitability of the Advisor determines the total amount of compensation that is available for portfolio managers. The portfolio managers are compensated by the Advisor, and not by the Funds. The portfolio managers own all of the equity of the Advisor. The profit-sharing compensation arrangement is governed by an operating agreement that sets forth the method in which net profits of the Advisor (above those net profits distributed to non-member employees as discretionary bonuses) are allocated among the members. Members of the Advisor divide the net profits of the firm on an annual fixed percentage that is designed to provide the minority members an increasing ownership interest in the firm over time. The profit-sharing compensation plan is not directly related to the performance or size of the Funds or of any other account managed by the Advisor. However, the performance and size of the Funds may have a material impact on the Advisor's net profits, and thus indirectly may affect the overall compensation of the portfolio managers.

Because the Funds first offered their shares for sale on the date of this Statement of Additional Information, there presently is no ownership information to report for the Portfolio Managers with respect to the Fund.

The following table provides information about other accounts managed by Mr. Plumb and each of the assistant portfolio managers as of March 31, 2007. None of the accounts managed by Mr. Plumb or any of the assistant portfolio managers shown in the table is charged a fee based on performance.

Portfolio Manager/ Assistant Manager	Total Accounts Managed (Other Than the Fund)	Number of Those Accounts Which Are Registered Funds or Other Pooled Investment Vehicles	Aggregate Assets Held in Other Managed Accounts
Thomas G. Plumb	209	2	$1,150,748,390
David B. Duchow	84	0	$102,674,411
Timothy R. O'Brien	111	1	$174,119,105
Clint A. Oppermann	32	1	$52,599,572

Many, but not all, of the accounts managed by Mr. Plumb and the assistant portfolio managers have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of the other accounts, on the other hand, include:

•
The portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds;

•
The fact that the fee is payable to the Advisor for managing the Funds may be less than the fees payable to the Advisor for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts;

•	The proper allocation of investment opportunities that are suitable for the Funds and other accounts; and

•	The proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

Administrator

Under an Administrative and Accounting Services Agreement with the Funds, Wisconsin Capital Management also provides administrative and accounting services to each Fund. The administrative obligations include: (a) providing supervision of all aspects of the Funds' non-investment operations, such as custody of the Funds' assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing the Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such other agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Funds, (d) providing the Funds, to the extent not provided pursuant to such other agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of the Funds other than those maintained pursuant to such other agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of the Funds, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

The annual fees to be paid by each Fund to Wisconsin Capital Management under the Administrative and Accounting Services Agreement are calculated at a rate equal to 15 basis points (0.15%) of the Fund's average daily net assets.

Expenses

The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Fund. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

The Advisor has agreed to reimburse the Funds for all expenses they incur from their inception through June 30, 2010 so their annual operating expenses do not exceed 1.10% of average daily net assets in the case of the Balanced Fund and 1.20% in the case of the Equity Fund. For any year in which a Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap for that year.

Transfer and Dividend Disbursing Agent

US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the transfer and dividend disbursing agent for each Fund.

Custodian

U.S. Bank National Association, 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, Wisconsin 53212 is the custodian of each Fund's portfolio securities and cash.

Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, Ohio 44145 serves as independent registered public accountants for the Funds.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), serves as principal underwriter and distributor of the shares of each Fund. The Distributor is a subsidiary of US Bancorp Fund Services, LLC.

Under the Distribution Agreement approved by the Board of Directors (including a majority of those directors who are not interested persons of the Funds or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of Fund shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Fund shares, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of the Funds' Board of Directors who are not interested persons of the Funds or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of the Funds' Board or a majority of the outstanding voting securities of the particular Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

The amount reimburses the Distributor for distributing Fund shares and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carryover expenses from previous years. No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund.

The Funds' Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund's average daily net assets. The Funds' direct payment of covered distribution and servicing expenses is made with the Distributor's knowledge primarily for administrative convenience.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Funds and their shareholders.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the affected Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of that Fund; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the Advisor will not take into account the brokers' promotion or sales of shares issued by any investment company. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

In selecting brokers to effect portfolio transactions for a Fund, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause a Fund to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.

The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

The Advisor may direct portfolio transactions for the Funds to Fidelity Capital Markets Services, Lehman Brothers and Stanford C. Bernstein & Co. and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by the Funds are returned to the Funds and used to pay the Funds' expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other Funds or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.

TAXES

Each Fund intends to qualify as a regulated Funds under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated Funds, the Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated Funds under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Funds may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Funds are notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Funds consists of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share. The shares of Common Stock are presently divided into two series, the Plumb Balanced Fund and the Plumb Equity Fund, each consisting of 200 million authorized shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Funds' Articles of Incorporation or Bylaws. Shareholders of the Funds vote together to elect a single Board of Directors and on other matters commonly affecting all of the Funds, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Funds' Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Control Persons and Principal Holders of Fund Shares

Prior to commencement of operations of the Funds, initial shares of the Funds were issued to the Advisor in exchange for the seed capital, as required by the 1940 Act. Pursuant to this investment, at the commencement of operations and for a temporary period thereafter, the Advisor will be a "control person" of the Funds, as defined in the 1940 Act.

FINANCIAL STATEMENTS

The following is a Statement of Assets and Liabilities and Statement of Operations for each Fund as of May 10, 2007, reflecting the initial seed capital of the Funds.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Directors and Shareholder
of Wisconsin Capital Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Wisconsin Capital Funds, Inc. (the “Company”) comprising the Plumb Balanced Fund and the Plumb Equity Fund as of May 10, 2007, and the related statements of operations for the one day then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of May 10, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Wisconsin Capital Funds, Inc. constituting the Plumb Balanced Fund and the Plumb Equity Fund as of May 10, 2007, and the results of their operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Services, Ltd.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
May 23, 2007

Wisconsin Capital Funds, Inc.
Statements of Assets and Liabilities
May 10, 2007

	Plumb	Plumb
	Balanced	Equity
	Fund	Fund
Assets:

Cash	$50,000	$50,000
Receivable from investment advisor	19,378	19,378
Prepaid initial registration expenses	21,408	21,408
Other offering expenses	12,576	12,576

Total Assets	103,362	103,362

Liabilities:

Accrued organizational expenses	19,378	19,378
Payable to investment advisor	33,984	33,984

Total Liabilities	53,362	53,362

Net Assets:	$50,000	$50,000

Capital shares outstanding, $0.001 par value,
200 million shares authorized	2,500	2,500

Net asset value, offering price and
redemption price per share	$20.00	$20.00

The accompanying notes are an integral part of these financial statements

Wisconsin Capital Funds, Inc.
Statements Operations
May 10, 2007

	Plumb	Plumb
	Balanced	Equity
	Fund	Fund

Income:	$-	$-

Expenses:

Organizational expenses	$19,378	$19,378
Less: Expenses reimbursed by Advisor	(19,378)	(19,378)

Net Income (Loss)	$-	$-

The accompanying notes are an integral part of these financial statements

Wisconsin Capital Funds, Inc.
Notes to Financial Statements
May 10, 2007

1.     ORGANIZATION

Wisconsin Capital Funds, Inc (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, diversified management investment company. The Company was organized as a Maryland corporation on April 3, 2007. The Company is authorized to issue up to 200 million shares per series, which are units of beneficial interest with a $0.001 par value. The Company currently offers shares of two series, each with its own investment strategy and risk/reward profile: the Plumb Balanced Fund and the Plumb Equity Fund (individually a “Fund”, collectively the “Funds”). The investment objective of the Plumb Balanced Fund is high total return through capital appreciation while attempting to preserve principal, with current income as a secondary objective. The investment objective of the Plumb Equity Fund is long-term capital appreciation. As of May 10, 2007, the Funds have had no operations other than those actions relating to organizational matters.

2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors.

Use of Estimates:

In preparing of financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organization and Offering Costs:

Organization expenses consist of costs incurred to establish the Funds and enable them legally to do business. These expenses are paid by Wisconsin Capital Management, LLC. Prepaid initial registration expenses are deferred and amortized over the period of benefit not to exceed twelve months. Other offering costs have also been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

Expenses:

Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one series of the Company are allocated among the respective series based on relative net assets or another appropriate basis.

Federal Income Taxes:

The Funds intend to meet the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders:

Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

3.     INVESTMENT ADVISOR AND OTHER AFFILIATES

The Funds have an Investment Advisory Agreement (the “Advisory Agreement”) with Wisconsin Capital Management, LLC (the “Advisor”). The Advisory Agreement provides for advisory fees computed daily and paid monthly at an annual rate of 0.65% of the Funds’ average daily net assets.

Under the terms of the Advisory Agreement, the Advisor has, contractually agreed to limit the expenses until June 30, 2010, to the extent that the Funds total annual operating expenses exceed 1.10% and 1.20% for the Plumb Balanced Fund and the Plumb Equity Fund, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The Funds also have an Administrative and Accounting Services Agreement with the Advisor which provides for the administrative and accounting fees computed daily and paid monthly at an annual rate of 0.15% of the Funds’ average daily net assets.

A Director of the Company and certain officers of the Company are also officers of the Advisor. As of May 10, 2007, all outstanding shares of the Funds are owned by Thomas Plumb, President and CEO of the Advisor.

EXHIBIT A

WISCONSIN CAPITAL FUNDS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Wisconsin Capital Funds, Inc. (the “Funds”) has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Form N-1A. The amendments to the disclosure requirements of Form N-1A require each mutual fund to describe or include in its statement of additional information the policies and procedures that the mutual fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the mutual fund uses when a vote presents a conflict between the interests of mutual fund shareholders and those of the mutual fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

General Policies and Procedures

The Funds are managed in a manner intended to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. The Funds strive to vote all proxies in the best economic interests of shareholders and in a manner that increases shareholder value.

The Funds will generally support management’s recommendations on proxy issues related to business operations matters, since management’s ability is a key factor the Funds consider in selecting securities for its portfolio. The Funds believe a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when the Funds believe the company’s management is acting in a manner inconsistent with shareholder interests, it shall vote against management’s recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the following corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

Specific Matters

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. The Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders and particularly their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has a potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, is failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will generally support attempts to declassify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board.

Ratification of Independent Accountants. The Funds will generally support the ratification of independent accountants.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option plans, can effectively align the interests of shareholders with those of management and key employees. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic repricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without valid justification, compensation or severance pay which it considers to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Loaned Securities. From time to time the Funds may lend voting securities in their portfolio to broker-dealers and other third parties and voting rights may pass with those securities. However, if the Funds become aware of a matter requiring the approval of the holders of such loaned securities that will materially affect such securities, the Funds will call the loan in time to vote the proxy or enter into an arrangement to ensure that the proxy is voted as the Funds desire.

Delegation of Proxy Voting; Conflicts of Interest

The Funds delegate their proxy voting decisions to the Funds’ investment adviser (the "Adviser"). The Proxy Committee of the Adviser decides how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser is required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

In some instances, the Adviser may encounter a conflict in voting proxies for the Funds. In these instances, the Adviser has a duty to recognize potential conflicts and to resolve the conflict before voting the proxy. Accordingly, when the Adviser or one of its affiliates believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds’ Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser.

Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

EXHIBIT B

WISCONSIN CAPITAL FUNDS, INC.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

Wisconsin Capital Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds").

General Policy

Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions. However, it is understood that because many of the Funds invest in stocks that are included in an index and the composition of the index is publicly available, the portfolio holdings of such Funds may not constitute material, non-public information.

Specific Authorized Public Disclosures

The Company shall post on its website a complete schedule of the securities and investments owned by the Funds as of the end of each fiscal quarter, concurrent with the filing of information with the SEC which includes those schedules of investments. The posting shall at least identify the Funds' securities or investments and the percent of the Funds' portfolio made up by such securities or investments at the end of the month. The Company may also provide in monthly or quarterly fact sheets and other sales literature (all of which is publicly available and posted on the Company website) information about the holdings of the Funds (including top 10 holdings lists).

The Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the semiannual and annual reports to shareholders to include information about the holdings of each Fund. The Investment Company Act also requires the filing of a complete schedule of investments as of the end of each fiscal quarter on Form N-CSR (for the second and fourth quarters) or Form N-Q (for the first and third quarters). The quarterly holdings schedule shall only be made publicly available once it is filed with the Securities and Exchange Commission ("SEC") on Form N-CSR or N-Q. Such forms are filed within 60 days following the end of the fiscal quarter. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

The Company may refer persons who seek information on portfolio holdings to the complete schedule of the securities and investments owned by the Funds (the "Holdings Schedule") available at the SEC's website or to information that is posted on the Company website, or the Company may deliver a copy of the Holdings Schedule to them, but not until after the Holdings Schedule has been filed with the SEC. In all cases, prior to releasing any information regarding the portfolio holdings of the Funds, the information must either be filed with the SEC or posted on the Company website.

Prohibition Against Selective Disclosure

Other than the Specific Authorized Public Disclosures described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company, Wisconsin Capital Management, LLC, or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its advisors, distributor, transfer agent, accounting/pricing agent, administrator, custodian, counsel and independent auditors) of this Policy and determine the ability of such service providers to comply with it.

Permissible Disclosure

Notwithstanding the prohibitions above, the President, Chief Compliance Officer, Chief Financial Officer or Vice President of the Company may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating or ranking agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. Portfolio holdings information may be disclosed to a Director of the Company in connection with Board meetings. Portfolio holdings information may also be disclosed to broker-dealers who have selling agreements with the Company and who agree not to share such information with their clients.

Information about a Fund's portfolio holdings may be disclosed by the Fund's advisor, sub-advisor, distributor, administrator, accounting/pricing agent, transfer agent, custodian, counsel, independent auditors and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund.

In addition, the President, Chief Compliance Officer or Vice President of the Company (and the portfolio manager(s) of the Funds, after consultation with the Company President) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization, but shall not disclose the number of shares or principal amount involved owned or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not disclose that the Fund is considering the purchase or sale of any security.

Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

Reports to Board

The Company shall report to the Board of Directors on at least an annual basis each parties' compliance with this Policy.

Oversight of Policy

The Company Chief Compliance Officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The Chief Compliance Officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

Disclosure of Policy

The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information ("SAI") and the SAI shall describe this Policy.